UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

PHASE FORWARD INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

77 Fourth Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009, James I. Cash, Jr., Ph.D, a member of the Board of Directors of Phase Forward Incorporated (the “Company”), notified the Company of his decision to decline to be nominated for reelection to the Board. Dr. Cash will continue to serve as a Director of the Company until the 2009 Annual Meeting of Shareholders, which is scheduled to be held on May 8, 2009 (the “Annual Meeting”).

Also on February 10, 2009, the Board of Directors, based on the recommendation of the Governance, Nominating and Complaince Committee, nominated Paul G. Joubert as a nominee for election to the Board of Directors by the Company’s stockholders at the Annual Meeting concurrent with the expiration of Dr. Cash’s term as Director.

Mr. Joubert is currently a Founding Partner and of EdgeAdvisors, a privately held management consulting organization, and a Director of Stream Global Services, Inc., a provider of multi-shore business process outsourcing services for high-end technical support. Mr. Joubert previously spent over 35 years with PriceWaterhouseCoopers LLP, or PWC, an international accounting firm.  Mr. Joubert joined PWC in 1971 and has worked extensively with both public and private companies in start-up to mature stages of growth in the high technology, manufacturing and service industries. Mr. Joubert retired from PWC in June 2008, most recently serving as PWC’s Northeast Marketing and Sales Market Leader and partner in the firm’s Assurance practice.  Mr. Joubert is a graduate of Northeastern University, where he received a bachelor of science in finance and accounting. He is a member of various civic and professional associations including the Association for Corporate Growth, a former Director and Treasurer of the Massachusetts Innovative and Technology Exchange and he serves on the Board of Overseers of the Museum of Science. He is also a member of the American Institute of Certified Public Accountants.

Subject to the his election to the Board of Directors at the Annual Meeting, Mr. Joubert will be entitled to participate in the Company’s then current cash and equity compensation policy for non-employee Directors.

Item 7.01                                             Regulation FD Disclosure.

On February 12, 2009, the Company issued a press release announcing Dr. Cash’s decision to retire from the Board of Directors and Mr. Joubert’s nomination to the Board of Directors, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

February 12, 2009	By:	/s/ Rodger Weismann
Rodger Weismann
Senior Vice President and Chief Financial Officer
(Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on February 12, 2009.